Domini [LOGO]
---------------------
S0CIAL INVESTMENTS(R)

Domini Institutional Social Equity Fund(SM)

Semi-Annual Report
January 31, 2002 (unaudited)

The Responsible Index Fund(SM)

Table of Contents
Letter from the President...........................................          2

Performance Commentary .............................................          5

Social Profiles.....................................................          8

Domini Social Index Portfolio

Portfolio of Investments ...........................................         21

Statement of Assets and Liabilities ................................         28

Statement of Operations ............................................         29

Statements of Changes in Net Assets.................................         30

Financial Highlights ...............................................         30

Notes to Financial Statements ......................................         31

Domini Institutional Social Equity Fund

Statement of Assets and Liabilities ................................         33

Statement of Operations ............................................         34

Statements of Changes in Net Assets.................................         35

Financial Highlights ...............................................         36

Notes to Financial Statements ......................................         37

For More Information................................................ Back cover

Letter from the President

Dear Shareholders:

These past six months have brought with them cataclysmic events. September 11th left the nation and the world stunned and led to a dramatic and sudden sell-off in U.S. equity markets. In the aftermath, we as a nation have had our eyes opened to the desperate poverty, grinding assaults on human dignity, day-by-day terror and overwhelming sense of helplessness that too much of the world's population lives with. Meanwhile, faith in our own security collapsed. It happened here, on our own shores.

To the shock of war was added the shock of revelations of accounting failures at some of our nation's largest companies. The collapse of Enron, at one point the seventh largest company in the United States, left investors distrustful of Wall Street. It left Wall Street distrustful of corporate management teams. Congress has been beset with demands for greater protections for investors, particularly those that invest for their own retirement through 401(k) plans.

Against this backdrop, it is difficult to understand why equity markets have done so well during the past few months. The reasons are revealed by the traditional tools used to analyze equity prices: interest rates, the inflation rate and the outlook for corporate earnings. Interest rates tell us what we could earn in a "risk-free" environment, such as with a small bank deposit or in U.S. Treasury bills. When risk-free returns are high, there is less incentive to buy stocks. The inflation rate tells us how much growth we need in order to maintain our purchasing power. When inflation is low, investors are tempted to purchase more stocks, due to their traditional high returns. Corporate earnings growth rates tell us when our economy is strong, and when they are down, stock investors sit on the sidelines.

The stock market has been going up recently because interest rates are low, in-flation is low and company earnings are rising. In addition, recession fears appear to be fading, at least for now, and the Gross Domestic Product has been rising. These facts have helped boost stock prices even as we face the challenges of the ongoing war and a loss of investor confidence in corporate reports. Part of the reason that investors have continued to put their faith in the markets is that Congress has made the Enron disaster a top priority. Investors believe that protections are forthcoming and that companies' accounting reports will be far more transparent and complete.

                          Letter from the President

Virtually every investor protection we now have was created as a result of the aftermath of the Great Depression. In 1932, our Securities and Exchange Commission (SEC) was established as a means of assuring investors that they could expect standardized information. By mandating that companies disclose information about earnings, net worth, executive compensation, records of liabilities and evidence of potential conflicts-of-interest, investors could fairly assess their risks and take informed positions. Through the years, there have been shifts in the presentation, but by and large investors have counted on the SEC to guarantee them a structure within which information could be assumed to be accurate, and in general that trust has not been misplaced.

It is clear now that more must be done. Socially responsible investors have long called for greater access to data in order to enable us all to make more informed decisions about corporate performance and behavior. We have asked for greater disclosure on a wide range of issues from product safety to environmental impact to CEO compensation. We are actively engaged in discussions with corporations in our portfolio to improve the quality of social and environmental data they provide to the public, and we are working with other socially responsible investors to encourage the SEC to require corporations to provide this critical data. European regulators have already begun this process
- in the United Kingdom, for example, companies are being asked to disclose greenhouse-gas data, and France is on its way toward requiring that corporations disclose environmental and employee relations information in their annual reports.

In the process of sorting out the fallout from Enron, we believe it is important to consider the critical role investor oversight can play in regulating corporate behavior. In particular, we are encouraging the SEC to require greater transparency on the part of all mutual funds. After two decades of rapid growth, mutual funds now account for approximately 22 percent of all U.S. equity shares, meaning that mutual funds arguably now hold the swing vote when it comes to deciding how U.S. corporations are governed. Unfortunately, when mutual funds vote their proxies - taking positions on issues ranging from executive compensation to environmental disclosure - they are almost always casting these votes in the dark, without any public disclosure requirements.

Three years ago, we set out to try to address this situation by publishing the proxy votes we cast for each company in our Fund's portfolio on our website and

                          Letter from the President

encouraging others to do the same. A handful of socially responsible mutual funds followed our lead, but the rest of the industry answered our challenge with silence. We responded by writing to the SEC, asking them to require that all mutual funds publish their proxy voting policies and votes. Our request is currently under consideration by the SEC.

While the events of September 11th will frame our public policy and domestic justice agenda for years to come, it is my belief that the unraveling of Enron will frame the way investors and regulators look at the reports corporations issue, and in the long run, this is a good thing. A more transparent financial system, where individual investors have greater access to information - including the voting decisions of their fiduciaries - will lead to a more responsible corporate community. At Domini Social Investments, we will continue to do our part to see that this larger picture is not lost, and that a more transparent system emerges. As always, thank you for your investment and your continued confidence.

Very truly yours,

/s/ Amy Domini

Amy Domini
amy@domini.com

-----------
This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 03/02

Domini Institutional Social Equity Fund --
Performance Commentary

For the six months ended January 31, 2002, the Domini Institutional Social Equity Fund returned -5.51%, while the Standard & Poor's 500 Index (S&P 500) returned -6.01%.

Despite the strong year-end stock rally, the six-month period ended January 31, 2002 was another difficult period for many U.S. equity indexes, including the S&P 500. The two most significantly hard-hit months for the Fund and the S&P 500 were August and September, as an already weakened economy was devastated by the September 11th terrorist attacks. Even the year-end investor optimism did not last long into the new year. By the second week of January, concerns over corporate accounting practices had put downward pressure on the equity markets.

As a new millennium dawned in 2001, a period of global economic expansion came to an end. Throughout the year, the financial markets tried to compensate for the excesses of years past. Corporations cut expenses by halting capital expenditures and laying off workers. Most central banks aggressively lowered interest rates. By the end of the year, U.S. equities had begun to recover, as signs of improving economic fundamentals materialized and progress on the war on terrorism was perceived. Small- and mid-cap stocks performed particularly well, as is frequently the case at year-end. The economy has recently begun to show positive signs of recovery, and we remain cautiously optimistic.

During the six months ended January 31, the Fund modestly outperformed the S&P
500. The performance of the Fund was helped in large part by its underexposure to the industrial sector. Not owning weak industrial performers, such as General Electric, boosted the Fund's return relative to the S&P 500.

The Fund's overweighting in the financial industry was the largest contributor to negative relative return for the period. In particular, the Fund's overweight in American International Group and JP Morgan Chase resulted in performance drag relative to the S&P 500. Also, the Fund's exposure to AOL Time Warner, a consumer discretionary company with a six-month negative return in excess of 40%, had a negative impact on relative performance.

       Domini Institutional Social Equity Fund -- Performance Commentary

The following is a list of the ten largest holdings of the Domini Social Index Portfolio as of January 31, 2002:

------------------------------------------------

                                         % of
Company                                Portfolio
Microsoft Corporation.................  6.12%

Intel Corporation.....................  4.24%

American International Group, Inc. ...  3.48%

Johnson & Johnson.....................  3.17%

Cisco Systems, Inc. ..................  2.59%

Merck & Co., Inc. ....................  2.42%

SBC Communications Inc. ..............  2.28%

Verizon Communications ...............  2.25%

Home Depot, Inc. .....................  2.09%

AOL Time Warner, Inc. ................  2.02%

------------------------------------------------

-----------
Past performance is no guarantee of future results. Total return for the Domini Institutional Social Equity Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. Economic and market conditions change, and both will cause investment return, principal value and yield to fluctuate. You may lose money. The Standard & Poor's 500 Index (S&P
500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500. The Fund waived certain fees during the period, and the Fund's total return would have been lower had these not been waived. This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 03/02

       Domini Institutional Social Equity Fund -- Performance Commentary

Average Annual Total Return(1)

--------------------------------------------------------------------------------------------------------

                                As of 12-31-01                               As of 1-31-02

                                                     Since                                    Since
                        1 Year   5 Year  10 Year  Inception(2)    1 Year  5 Year  10 Year  Inception(2)
-------------------------------- -----------------------------------------------------------------------
Domini Institutional
Social Equity Fund      -12.20%  11.25%  13.00%   13.04%          -16.23%  9.59%  13.07%   12.89%
S&P 500                 -11.88%  10.68%  12.93%   13.08%          -16.15%  9.03%  12.98%   12.82%

-------------------------------------------------------------------------------------------------------

Comparison of $10,000 Investment in the
Domini Institutional Social Equity Fund and S&P 500(1)

[CHART]

              Domini Institutional Social Equity Fund(2)       S&P 500
6/1991        10000                                            10000
              10506                                            10468
              10749                                            10714
              10528                                            10535
10/1991       10591                                            10676
              10221                                            10245
              11386                                            11416
              11269                                            11204
              11450                                            11348
              11110                                            11127
4/1992        11269                                            11451
              11482                                            11512
              11270                                            11345
              11804                                            11809
              11633                                            11567
              11793                                            11704
10/1992       12220                                            11745
              12690                                            12145
              12764                                            12294
              12893                                            12396
              12947                                            12565
              13205                                            12831
4/1993        12624                                            12520
              12990                                            12855
              12996                                            12893
              12986                                            12841
              13473                                            13328
              13386                                            13226
10/1993       13646                                            13500
              13483                                            13371
              13599                                            13533
              13949                                            13993
              13687                                            13612
              13074                                            13019
4/1994        13205                                            13186
              13337                                            13402
              13025                                            13074
              13367                                            13502
              13940                                            14056
              13598                                            13712
10/1994       13852                                            14020
              13488                                            13505
              13550                                            13703
              13976                                            14059
              14525                                            14604
              14850                                            15036
4/1995        15208                                            15476
              15768                                            16088
              16227                                            16466
              16723                                            17015
              16757                                            17062
              17399                                            17778
10/1995       17410                                            17715
              18164                                            18495
              18317                                            18843
              18851                                            19491
              19158                                            19678
              19158                                            19867
4/1996        19488                                            20159
              19954                                            20679
              19985                                            20763
              19083                                            19838
              19631                                            20260
              20762                                            21398
10/1996       21208                                            21984
              22819                                            23653
              22317                                            23190
              23967                                            24630
              24094                                            24827
              23033                                            23795
4/1997        24763                                            25214
              26054                                            26762
              27020                                            27939
              29389                                            30158
              27598                                            28487
              29100                                            30040
10/1997       28152                                            29051
              29828                                            30384
              30357                                            30897
              30959                                            31247
              33252                                            33493
              34630                                            35208
4/1998        34815                                            35562
              34166                                            34951
              35927                                            36370
              35730                                            35983
              30450                                            30781
              32395                                            32752
10/1998       35220                                            35417
              37524                                            37563
              40371                                            39728
              42871                                            41389
              40946                                            40103
              42272                                            41707
4/1999        43293                                            43322
              42319                                            42300
              45009                                            44647
              43682                                            43253
              43553                                            43037
              42145                                            41857
10/1999       44974                                            44506
              46653                                            45411
              49505                                            48086
              46799                                            45670
              46161                                            44805
              50853                                            49189
4/2000        48548                                            47709
              46515                                            46730
              48170                                            47882
              47248                                            47133
              48903                                            50061
              45783                                            47418
10/2000       46303                                            47217
              42698                                            43495
              42053                                            43707
              43902                                            45259
              39474                                            41131
              36907                                            38524
4/2001        39340                                            41517
              39499                                            41795
              38817                                            40779
              38804                                            40380
              37703                                            37852
              34552                                            34794
10/2001       34966                                            35458
              38033                                            38178
              38139                                            38513
1/2002        38003                                            37950

Past performance is not predictive of future results.
[END CHART]

1 Past performance is no guarantee of future results. The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Total return for the Domini Institutional Social Equity Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. Economic and market conditions change, and both will cause investment return, principal value and yield to fluctuate. You may lose money. The Standard & Poor's 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500. The table and the graph comprise actual mutual fund performance after all expenses. The Fund waived certain fees during the period, and the Fund's average annual total returns would have been lower had these not been waived. This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 03/02

2 The Domini Institutional Social Equity Fund, which commenced operations on May 30, 1996, invests all of its assets in the Domini Social Index Portfolio, which has the same investment objectives as the Fund. The graph and total return begin on June 30, 1991. Performance prior to the Fund's commencement of operations is the performance of the Domini Social Index Portfolio adjusted for expenses of the Fund.

Domini Institutional Social Equity Fund --
Social Profiles

Community Economic Development

In each annual and semi-annual report to shareholders, we provide brief social profiles of companies in the Domini Institutional Social Equity Fund's portfolio, highlighting programs that represent models of corporate citizenship. As our nation works to recover from a recession and battles a worldwide war on terrorism, we felt this was an appropriate time to focus our attention on community economic development.

Domini Social Investments has a long-standing commitment to providing our investors with effective ways to invest in struggling communities. The Domini Money Market Account is the largest single account at ShoreBank, providing critical funds for community development initiatives in Chicago, Cleveland, Detroit and the Pacific Northwest. The Domini Social Bond Fund devotes up to 10% of its portfolio to direct investments in community economic development.
(Visit domini.com to learn more.) In the next few pages we would like to provide you with a greater understanding of what corporations in the Domini Institutional Social Equity Fund's portfolio are doing to help rebuild communities, and how we evaluate these efforts.

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     The Domini Institutional Social Equity Fund is the oldest and largest socially and environmentally screened index fund in the world. The
     Fund invests in a portfolio designed to repli-cate the Domini 400
     Social Index(SM). All companies in the Fund's portfolio meet multiple standards of corporate accountability. We avoid companies that manufacture alcohol, tobacco or firearms, provide services to gambling operations, own or operate nuclear power plants, or earn significant revenues from weapons contracting. Before investing in any company, we evaluate its social profile by weighing both strengths and weaknesses in the areas of community impact, diversity, employee relations, the environment, product safety and usefulness and non-U.S. operations. The social research firm of KLD Research & Analytics, Inc. (KLD) is responsible for maintaining the Domini 400 Social Index and developing and applying its social screens. Special thanks to KLD for allowing us to reproduce portions of their research in these pages.

     For extensive information about how we use social and environmental screens to choose our investments, including brief social profiles of every company in our portfolio, visit domini.com.

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                                     -8-

          Domini Institutional Social Equity Fund -- Social Profiles

Our Approach

Corporations have an obligation to give back to the communities from which they draw their resources, both human and natural, but we also believe that it is in the corporation's best interest to do so. We believe that those corporations that do their part to build a strong, well-integrated, well-educated community in which to operate will have a dedicated workforce and efficient infrastructure that should give them a competitive advantage in the global marketplace.

We seek to invest in companies that have exceptionally positive community relations programs, particularly those that are: notably generous; particularly innovative; support systematic public school education improvements, and invest in affordable housing. Visit our website to learn more about each of these areas by clicking on "Social and Environmental Screening" and selecting "Community."

Innovative Giving

Our 'innovative giving' screen goes beyond the question of how much a firm gives to the community and asks the more subtle and important question of how well a firm's charitable giving achieves its ends. This screen is used to identify corporations that have taken the additional time and effort to create grant-giving programs that set out to identify pioneering organizations involved with ground-breaking efforts. By lending support to these innovative groups, corporations can play a vital role in nurturing healthy, self-sustaining communities.

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   Focusing on the Areas of Greatest Need

   Our innovative giving screen recognizes corporations whose charitable giving supports community-based groups involved in one or more of the following areas:

   o   helping low-income women return to the workplace

   o assisting battered women or abused children gain control of their lives

   o   developing quality child care programs

   o   creating affordable housing for low-income families

   o   helping homeless families with food and shelter

   o   working with teenagers at risk of dropping out of school

   o   providing skills training to welfare recipients

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                                     -9-

          Domini Institutional Social Equity Fund -- Social Profiles

Support for Education

Throughout our society, but particularly within America's largest cities, the public education system is in need of support, reform and reinvigoration. At the same time, corporations increasingly require a literate, well-educated workforce. Corporate resources can be put to work to aid primary and secondary school education in innumerable ways. Most large companies, recognizing this need and their own self-interests, support education at some level.

Corporate support for education can range from a few hours of volunteers' time spent in elementary schools to multimillion-dollar grants given to graduate business schools or other institutions of higher education. In KLD's view, corporate programs supporting public primary and secondary education are focusing on the area of greatest need. More challenging, but potentially more rewarding for the entire education system, are attempts at system-wide reforms that address difficult fundamental problems such as reducing truancy, increasing graduation rates, upgrading proficiency in basic math and reading skills and encouraging high school graduates to sign up for post-secondary education.

Support for Housing

Affordable housing is one of the most basic needs that a society can provide for its citizens. Because home ownership had not been a realistic option for many seeking to achieve financial stability in the United States in recent decades, in the mid-1980s Congress created tax incentives for those interested in investing in affordable housing projects. Financial institutions, particularly savings and loans and commercial banks, have a special capability and obligation to help the economically-disadvantaged obtain access to housing. They can provide assistance not only through their basic lending policies and practices but also through the creation of specialized internal loan funds, the establishment of in-house community-oriented banking units and participation in third-party low-income lending programs.

There are numerous companies in the Domini Institutional Social Equity Fund's portfolio with strong commitments to their communities. We have selected a handful of companies that have taken a leadership role in this area.

          Domini Institutional Social Equity Fund -- Social Profiles

Avon Products

-------------------------------------------------------------------------------

     Ticker: AVP                              Website: www.avon.com

     Market Capitalization: $11.62 Billion    Percentage of DSIP*: 0.21%

     Industry: Personal Products              Sector: Consumer Staples

     *Domini Social Index Portfolio

-------------------------------------------------------------------------------

Avon Products exemplifies many of the positive qualitative attributes we seek to represent in our portfolio. The firm has strengths in many areas, including diversity, family benefits and non-U.S. operations. Avon's CEO is an Asian-American woman, and six women serve on the ten-member board of directors. Furthermore, Avon has had a minority- and women-owned business development program since 1972, and the company is a member of the board of directors of the National Minority Supplier Development Council.

The company's foundation focuses its charitable giving on women and children's issues. In recent years, the company has focused its charitable giving on the eradication of breast cancer. In October 2001, Avon announced that the Avon Products Foundation would contribute $50 million, its largest-ever single donation, to support breast cancer research. In that same year, the foundation contributed approximately $16.2 million to national cancer centers, medical centers and service organizations to support breast cancer research.

Avon has been a strong supporter of women's health initiatives abroad. The company has made grants to several organizations including Magee Womancare International to develop a series of infomercials on women's health to be aired on Russian television. Avon has contributed to fundraising for breast cancer awareness in the United Kingdom, AIDS awareness in Thailand, self-esteem workshops for women with cancer in Australia and programs to honor significant achievements of women in Japan. In 1997, Avon began underwriting women's health programs in Russia and established the Justine-Avon Entrepreneurial Training Center in Johannesburg, South Africa.

Continuing in its efforts to help low-income women gain access to higher education and return to work, the company also supports a program that allows single working mothers to attend college by providing funding for household expenses. Avon also supports a program conducted by Laubach Literacy to promote women's literacy and entrepreneurial development in Indonesia, the Philippines and China.

          Domini Institutional Social Equity Fund -- Social Profiles

-------------------------------------------------------------------------------

     A Culture of Volunteerism

     The Timberland Company (Ticker: TBL) has a notably strong employee volunteer program. It allows all full-time and part-time employees up to 40 hours of paid time-off annually to work on community service projects, half of which are chosen by the company and half by the employee. In 1999, employees volunteered nearly 24,000 hours under this program.

     Through a number of means, including the publication of a company newsletter that focuses on its volunteer efforts, the firm stresses to all of its employees that volunteerism is part of the company culture. The company organizes volunteer projects for its employees in the United States, including Puerto Rico, and for its employees in the Dominican Republic.

     In June 1998, Timberland closed its headquarters for a company-wide day of community service to mark its 25th anniversary. In September 1998, the company received the Point of Light Foundation's 1998 Award for Excellence in Corporate Community Service. At the time of the award, the company had already logged 33,000 hours of community service for the calendar year.

     In 1998 the company began a national advertising campaign to encourage community service among consumers. The company's website
     (www.timberland.com) includes hyperlinks to help consumers find information about community service opportunities in their communities.

-------------------------------------------------------------------------------

Liz Claiborne

-------------------------------------------------------------------------------

     Ticker: LIZ                             Website: www.lizclaiborne.com

     Market Capitalization: $2.88 Billion    Percentage of DSIP: 0.05%

     Industry: Textiles & Apparel            Sector: Consumer Discretionary

-------------------------------------------------------------------------------

Liz Claiborne is another leader in the area of innovative giving, particularly pertaining to the welfare of women. The company provides support for women's groups in the areas of economic advancement, family violence, AIDS and child development. Liz Claiborne's commitment to these areas is demonstrated through recent grants made to the Family Violence Prevention Fund, the Garment Industry Day Care Center in New York City's Chinatown, Non-Traditional Employment for Women and Steps to End Family Violence.

          Domini Institutional Social Equity Fund -- Social Profiles

Liz Claiborne's commitment to women's issues is further demonstrated through its eleven-year sponsorship of a public awareness and education campaign addressing issues of domestic/family violence. Through this initiative, called Women's Work, the company has forged partnerships with local community groups and retailers and has sponsored billboards, television and radio announcements, posters and brochures. The company also produced a handbook for women discussing ways to approach friends and relatives suspected of being in abusive relationships, as well as another directed to the parents of teens on the topic of relationship abuse.

Liz Claiborne is also a co-sponsor of Safe at Work, a coalition of companies, labor unions and government agencies that seeks to spread the word about domestic violence and its effect on the workplace.

In October 1999, the company held its sixth annual charity shopping day at all Liz Claiborne, Elisabeth, and Claiborne stores. On this day,10% of sales were donated to local domestic violence agencies. The company also co-sponsored the first-ever "New York Walks to End Domestic Violence." The Liz Claiborne Foundation markets special edition fundraising products, such as handbags and shirts, and donates the profits to the Family Violence Prevention Fund. In 1999, the company sponsored a fundraiser for various charities such as the United Negro College Fund and Project Angel Food. Liz Claiborne designed a unique outfit for each charity, raffled off chances to win it and donated the proceeds to the respective charity.

Intel Corporation

-------------------------------------------------------------------------------

  Ticker: INTC                                   Website: www.intel.com

  Market Capitalization: $235.19 Billion         Percentage of DSIP: 4.21%

  Industry: Semiconductor Equipment & Products   Sector: Information Technology

-------------------------------------------------------------------------------

Intel has a strong record in a range of areas, including community, diversity, employee relations and the environment. Along with some other prominent Fund holdings such as Hewlett-Packard Company and Microsoft Corporation, the firm is deeply engaged in support for education. Below is just a sample of some of these programs.

The Intel Innovation in Education program disburses most of the company's education related charitable donations. Intel's education giving program focuses on K-12 education and higher education programs. In 2000,

          Domini Institutional Social Equity Fund -- Social Profiles

approximately 89% of the company's total giving supported various education initiatives.

Last year, Hewlett-Packard and Intel announced a joint $2.5 million grant program, through which 40 universities around the world will receive HP servers and workstations with an Intel Itanium processor. The systems will be used for a variety of research programs.

In January 2000, Intel, along with Microsoft, launched an international education program to train teachers to use technology in the classrooms. Intel will contribute $100 million for equipment, curriculum development and training for teachers in 20 countries over three years. The company has reported that approximately 50,000 teachers worldwide had completed the program by 2000.

Also in 2000, the company donated approximately $34.6 million in cash and in-kind giving to K-12 education programs, ranging from programs promoting technology use in math and science education, to programs training teachers to integrate technology into the curriculum, to sponsorship of science and technology fairs and contests and equipment donations to local schools. Specific programs included an initiative to support advanced science classes for female students in Folsom, California, a program for Latino youth to acquire computer skills in Oregon with the help of employee mentors and Intel's personal computer (PC) recycling program. The PC recycling program provides students with PCs and computer components for the students to refurbish. The finished computers are then donated to local schools and community organizations.

-------------------------------------------------------------------------------

     Women & Minority Contracting

     The patronage of large companies can be crucial to the success of small, women or minority-owned firms. Many of these have been founded by women or minorities frustrated by a lack of opportunity in traditional larger firms or wishing to build small businesses in local communities. Lacking the pre-existing network of contacts that many white male entrepreneurs have, these firms often struggle against tremendous odds to gain a foothold in highly competitive markets. With long-term commitments from major contractors, these businesses can survive and often thrive.

     Some companies on the Domini 400 Social Index that are leaders in this area are: McDonald's, Delphi Automotive, Nordstrom and General Mills.

-------------------------------------------------------------------------------

          Domini Institutional Social Equity Fund -- Social Profiles

Ecolab

-------------------------------------------------------------------------------

     Ticker: ECL                                  Website: www.ecolab.com

     Market Capitalization: $5.47 Billion         Percentage of DSIP: 0.10%

     Industry: Commercial Services & Supplies     Sector: Industrials

-------------------------------------------------------------------------------

Ecolab provides cleaning, sanitizing, pest elimination, maintenance services and janitorial products to businesses such as hotels and food service providers. Ecolab has had ongoing involvement in innovative educational programs that serve at-risk or disadvantaged students in its home city of St. Paul, Minnesota. It also supports teachers implementing innovative curricula.

In 2000, the company helped found a charter high school, the Minnesota Business Academy, in downtown St. Paul for students interested in learning basic business skills. Ecolab provided startup money, and its employees serve as mentors and classroom presenters. According to a March 2000 Star-Tribune article, the school provides its students with instruction in business enterprise, operations and careers, and includes off-site visits and internships as part of its educational program. These internships are facilitated by the school's location near the city's business center and state capitol. The program is oriented toward a racially diverse group of 340 students who might not benefit from traditional school curricula and environments.

In December 2000, the company told KLD that it had won awards for its school/business partnership with Humboldt Junior and Senior High School in St. Paul. Ecolab sponsors several programs and contributes its employees' time as mentors. In 1999, the company donated 700 books to the school library. About 30 Ecolab employees are involved in literacy mentoring of seventh graders. The company has also sponsored teacher appreciation days.

Ecolab also contributes to training programs for the underemployed and the hard-to-employ. In 1999 and 2000, the firm contributed $228,000 to such training programs, including $10,000 each year to WomenVenture, $10,000 each year to Chicanos Latinos Unidas en Servicio, and $15,000 for a job

          Domini Institutional Social Equity Fund -- Social Profiles

placement and support program called New U Temps. Ecolab also helps place new graduates of New U Temps.

In 1999, the firm placed approximately 6% of its total subcontracting for goods and services with women-owned and minority-owned companies. Of its total subcontracting, approximately $11 million went to women-owned firms and $16 million went to minority-owned firms.

Merrill Lynch & Co.

-------------------------------------------------------------------------------

     Ticker: MER                                Website: www.ml.com

     Market Capitalization: $43.09 Billion      Percentage of DSIP: 0.76%

     Industry: Diversified Financials           Sector: Financials

-------------------------------------------------------------------------------

Merrill Lynch's social profile includes strengths in several areas including diversity, employee relations and community relations. Within the firm's community relations profile, Merrill Lynch exhibits strengths in innovative giving, support for education and housing, and encourages its employees to get involved in community development efforts. This profile will focus on some of the firm's more interesting and effective community programs.

Merrill Lynch has demonstrated a commitment to fostering educational opportunities for disadvantaged youths. In June 2000, the company awarded 233 high school graduates with full scholarships to the colleges of their choice. The students were part of Merrill Lynch's Scholarship Builder program, which began in 1989. The company agreed to finance the college tuition of 251 first graders chosen from the toughest neighborhoods in 10 cities, if those students completed high school by 2000. According to a New York Times article, the estimated cost of the program, at its end, will be approximately $16 million. Besides providing the financial incentive to graduate, the program, in collaboration with the Urban League, also provided students with mentors, after-school tutoring and, in some cases, even found jobs for parents.

          Domini Institutional Social Equity Fund -- Social Profiles

The Scholarship Builder program differs from other programs aimed at disadvantaged youth in that it involved students in the first grade. Other scholarship programs typically start admitting students in junior high. Merrill Lynch's CEO and former chair are both trustees of the program.

One of Merrill Lynch's more interesting and innovative efforts is the creation of the Southern California Partnership for Economic Achievement. Initiated in 1996, this is a two-phase, ten-year commitment to address development issues in minority communities in southern California. The first phase of the commitment included a $77 million three-year pilot program that focused on small business lending, low-income housing and investments in community based programs.

In June 2000, Merrill Lynch, the Southern California Partnership for Economic Achievement and the Greenlining Institute embarked on the second phase of the ten-year commitment. It included a three-year initiative to encourage reinvestment and economic opportunity in the Asian-Pacific, Latino and African-American communities in southern California and the San Francisco Bay area. The project includes $120 million for lending to small businesses in underserved areas, $16 million to recruit financial consultants to serve in those communities and $8 million for outreach and educational programs.

A key element of the program was a mortgage lending program with zero-down payment loans. As part of this program, Merrill Lynch committed funds for a revolving loan program with the Enterprise Foundation to assist with the rehabilitation and development of affordable single-family homes. The project includes $15 million for affordable housing initiatives. Merrill Lynch and the Southern California Partnership for Economic Achievement have collaborated on other projects, including a three-year $300,000 grant in 1998 to the West Angeles Community Development Corporation to help minority families prepare for home ownership.

Domini Social Investments and Merrill Lynch are entering the third year of productive dialogue on social and environmental issues, with the participation of Friends of the Earth, the National Wildlife Federation and the International Rivers Network. Visit our "Shareholder Advocacy" section at domini.com to learn more about this dialogue.

          Domini Institutional Social Equity Fund -- Social Profiles

-------------------------------------------------------------------------------

     Evaluating Banks for the Domini Institutional Social Equity Fund

     Because a bank's operations are critically important to the economic health of the community it serves, our social researchers at KLD pay particularly close attention to the community profile of any bank being considered for the Domini 400 Social Index(SM).

     In seeking banks to add to the Index, KLD looks for those that have a strong record on lending to local communities, coupled with similarly strong social stories in such areas as employee relations or diversity.

     KLD pays particular attention to whether banks have had major disputes with local communities over their lending policies and practices, and gives precedence to companies that have avoided such controversies or have taken notably strong initiatives. Read more at domini.com. (Select Social & Environmental Screening - Community - Special Cases - Banks.)

-------------------------------------------------------------------------------

Bank of America

-------------------------------------------------------------------------------

     Ticker:  BAC                                Website: www.bofa.com

     Market Capitalization: $98.28 Billion       Percentage of DSIP: 1.77%

     Industry: Banks                             Sector: Financials

-------------------------------------------------------------------------------

Bank of America is a relatively new Fund holding, added to the Domini 400 Social Index in January of this year. The Bank has strengths in a number of areas, including community relations, diversity, employee relations and the environment. The Bank's community profile includes innovative programs in housing and education and a strong employee volunteer program. Some of the highlights of these programs are described below.

Bank of America has a strong record of support for affordable housing. The Bank is involved in several programs in this area, including:

o A $1 billion commitment in 1999 to its Zero Down program which allows low-income, first-time homebuyers to get mortgage loans without a down payment.

          Domini Institutional Social Equity Fund -- Social Profiles

o   An $85 million investment in a fund managed by National Equity Fund
    (NEF), the largest non-profit syndicator of low-income housing credits. The fund provides equity for affordable housing in communities served by NEF. The investments are part of Bank of America's 10-year, $350 billion commitment to community development banking.

o In July 1999, Bank of America announced the creation of a $500 million equity investment fund, called the "Catalyst Fund," dedicated to encouraging development in distressed urban areas. The loans will be made to minority-owned real estate development businesses or community development banks with the intention of stabilizing communities.

o In January 1999, Bank of America and the Northern Circle Indian Housing Authority launched a low-income mortgage initiative to assist members of the northern California Native American tribes who wish to buy homes. The initiative is part of the $115 billion Bank of America has committed for projects leading to affordable housing over the next ten years.

-------------------------------------------------------------------------------

    A Commitment to Teachers

    In 2001, Bank of America launched two innovative mortgage-lending programs designed to help educators overcome the high cost of home ownership.

    The Teacher Flex Loan Program targets educators who have only recently started their careers or who have limited savings. To meet the program's three percent down payment requirement, the educator needs only a minimum of $500. The balance comes from grants and down payment assistance programs provided by local governments and non-profits, gifts from family members, or installment loans. Educators with no established credit history qualify by documenting their rent payments during the previous 12 months. The Teacher Flex Loan Program requires only 1 month in reserve and enables loan recipients to qualify by using up to $600 a month in income earned through extracurricular activities, such as tutoring.

    The Teacher Zero Down Loan Program targets the educator with excellent credit, but limited income and limited funds for down payment. No down payment is required and 100 percent of closing costs can come from gifts, relatives, or other sources. Only two months of cash reserves are needed.

-------------------------------------------------------------------------------

          Domini Institutional Social Equity Fund -- Social Profiles

Bank of America is also a strong supporter of primary and secondary education and teacher training. Each year Bank of America's foundation gives 35% of its budget to education-related programs or initiatives. In March 2001, the Bank of America Foundation announced $10 million in grants to be given to the United Way to Support the Success by 6 program which helps children learn how to read by the time they enter school. In 1999, the foundation committed $50 million over five years to the program.

The company also supports the disabled through the Bank of America Abilities Scholarship Fund. In 1998, the company committed $100,000 in scholarships for students with disabilities.

Bank of America has enhanced its commitment to community services by developing a strong employee volunteer program. Under this paid volunteer program, all employees can volunteer in schools for up to two hours a week, either at their own child's school or any other local public school. If an employee volunteers at least 50 hours at a non-profit organization during the calendar year, Bank of America donates $250 to that organization in that employee's name. In September 2000, Bank of America told KLD that the company had contributed $250,000 in volunteer grants to match associates'volunteer time.

Approximately 600 employees participate in the firm's tutoring, mentoring and Lunch Pals programs, which help children review their homework, discuss assignments and develop their reading skills. The Bank also developed a Pen Pal program for those employees who found it difficult to spend time with the children at their schools.

------------------
Unlike other mutual funds, the Domini Institutional Social Equity Fund seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio with an identical investment objective called the Domini Social Index Portfolio (DSIP). The composition of the DSIP is subject to change.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment. This material must be accompanied or preceded by the Fund's current prospectus. DSIL Investment Services LLC, Distributor.

Domini 400 Social Index(SM) is a service mark of KLD Research & Analytics, Inc.
(KLD) which is used under license. KLD is the owner of the Domini 400 Social Index. KLD determines the composition of the Index but is not the manager of the Domini Social Index Portfolio, the Domini Social Equity Fund, or the Domini Institutional Social Equity Fund. Certain portions of these social profiles are copyright (C) 2001 by KLD and are reprinted here by permission. 03/02

Domini Social Index Portfolio

Portfolio of Investments

January 31, 2002 (unaudited)

Issuer                                 Shares            Value
------                                 ------            -----
Consumer Discretionary -- 13.4%
American Greetings
  Corporation (b).............           17,500   $      218,050
AOL Time Warner, Inc. (b)             1,230,400       32,371,824
AutoZone, Inc. (b)............           31,200        2,110,680
Bandag, Inc...................            2,600           87,880
Bassett Furniture
  Industries (b)..............            3,500           54,390
Black & Decker Corp...........           23,100          950,796
Bob Evans Farms, Inc. (b)                10,200          295,902
Centex Corporation............           17,600        1,046,848
Champion Enterprises,
  Inc. (b)....................           13,700          169,332
Charming Shoppes,
  Inc. (b)....................           29,300          172,577
Circuit City Stores, Inc......           60,300        1,799,352
Claire's Stores, Inc..........           12,600          236,124
Comcast Corporation (b) ......          263,100        9,347,943
Cooper Tire and Rubber
  Company.....................           21,000          324,030
Costco Wholesale
  Corporation (b).............          129,830        5,972,180
Cross (A.T.) Company (b)......            4,400           27,280
Dana Corporation (b)..........           42,900          626,769
Darden Restaurants,
  Inc. (b)....................           33,800        1,392,560
Delphi Automotive
  Systems Corporation.........          162,200        2,317,838
Dillard's, Inc. ..............           23,100          332,178
Disney (Walt) Company ........          601,000       12,657,060
Dollar General
  Corporation (b).............           95,451        1,508,126
Donnelly Corporation..........            1,700           22,321
Dow Jones & Company ..........           18,600          962,550
Emmis Communications
  Corporation (b).............           12,200          265,960
Family Dollar Stores Inc......           49,600        1,673,008
Fleetwood Enterprises,
  Inc. (b)....................            9,500          104,500
Foot Locker, Inc. (b).........           40,500          627,750
Gap, Inc. (The)................         249,887        3,598,373
Harley-Davidson, Inc...........          87,800        5,004,600
Harman International
  Industries, Inc. (b).........           9,260          437,257
Hartmarx Corporation (b)                  8,500           11,135
Home Depot, Inc. (b)...........         670,597       33,590,204
Ikon Office Solutions..........          41,100          570,057
KB Home (b)....................          14,600          628,676
Lands'End, Inc. (b)............           8,600          422,948
Lee Enterprises, Inc...........           9,600          327,456
Leggett & Platt,
  Incorporated.................          56,800        1,376,264
Lillian Vernon Corporation.....           2,600           18,850
Limited, Inc. (The)............         123,400        2,289,070
Liz Claiborne, Inc.............          30,400          832,048
Lowe's Companies, Inc..........         221,800       10,218,326
Luby's, Inc. (b)...............           6,500           40,950
Mattel, Inc. (b)...............         123,685        2,350,015
May Department Stores
  Company (b)..................          86,200        3,172,160
Maytag Corporation (b) ........          22,100          704,548
McDonald's Corporation (b).....         374,800       10,187,064
McGraw-Hill Companies (b)......          56,500        3,620,520
Media General, Inc. (b) .......           6,500          323,440
Men's Wearhouse, Inc. (b)......          11,900          264,656
Meredith Corporation (b).......          11,300          395,952
Modine Manufacturing
  Company......................           9,600          243,360
New York Times Company.                  43,700        1,841,081
Newell Rubbermaid,
  Inc. (b).....................          77,278        2,133,646
Nordstrom, Inc. (b)............          38,800          981,640
Omnicom Group, Inc.............          53,700        4,691,769
Oneida Ltd.....................           4,800           57,120
Oshkosh B'Gosh, Inc. (b).......           2,900          121,626
Penney (J.C.) Company,
  Inc..........................          75,800        1,885,146
Pep Boys -- Manny, Moe
  & Jack.......................          14,900          245,105

                         January 31, 2002 (unaudited)

Issuer                                 Shares            Value
------                                 ------            -----
Consumer Discretionary -- Continued
Phillips-Van Heusen
  Corporation (b).............            7,900   $       97,170
Pulte Homes, Inc..............           17,000          801,550
Radio One, Inc. (b)...........            6,600          116,358
RadioShack Corporation (b)               51,900        1,635,888
Reebok International
  Ltd. (b)....................           17,000          503,540
Ruby Tuesday, Inc. ...........           18,600          469,650
Russell Corporation ..........            9,300          148,800
Scholastic Corporation (b)                9,700          481,023
Sears, Roebuck and Co. .......           93,500        4,940,540
Sherwin-Williams
  Company (b).................           44,800        1,241,856
Skyline Corporation...........            2,500           78,750
Snap-On Incorporated..........           16,750          545,883
SPX Corporation (b)...........           11,715        1,337,384
Stanley Works ................           24,700        1,094,210
Staples, Inc. (b).............          133,600        2,434,192
Starbucks Corporation (b)               109,700        2,607,569
Stride Rite Corporation (b)              12,100           84,458
Target Corporation ...........          258,800       11,493,308
Timberland Company
  (The) (b)...................            8,900          341,493
TJX Companies, Inc. ..........           79,000        3,265,860
Toys 'R'Us, Inc. (b)..........           57,220        1,119,223
Tribune Company (b)...........           86,450        3,213,347
Tupperware Corporation .......           16,700          317,300
Univision Communications,
  Inc. (b)....................           40,800        1,427,184
VF Corporation ...............           32,500        1,320,150
Viacom, Inc. (b)..............           39,800        1,589,214
Visteon Corporation (b) ......           37,900          504,070
Washington Post Company                   2,200        1,230,130
Wellman, Inc.. ...............            9,200          123,280
Wendy's International,
  Inc. (b)....................           30,300          945,360
Whirlpool Corporation.........           19,300        1,403,109
                                                    ------------
                                                     217,172,719
                                                    ------------

Consumer Staples -- 10.9%

Alberto-Culver Company .......            9,500          442,795
Albertson's, Inc. ............          118,600        3,409,750
Avon Products, Inc. (b) ......           68,900        3,389,880
Campbell Soup Company. .......          118,300        3,365,635
Church & Dwight Co.,
  Inc. (b)....................           11,200          329,616
Clorox Company ...............           67,400        2,748,572
Coca-Cola Company (b) ........          718,400       31,430,000
Colgate-Palmolive
  Company.....................          159,900        9,138,285
CVS Corporation ..............          113,200        3,079,040
Fleming Companies, Inc.                  12,900          264,708
General Mills Incorporated              105,200        5,212,660
Gillette Company..............          305,200       10,163,160
Great Atlantic & Pacific
  Tea Company, Inc. (b).......           11,300          290,862
Green Mountain Coffee,
  Inc. (b)....................            1,900           44,308
Hain Celestial Group,
Inc. (The)....................            9,900          225,621
Heinz (H.J.) Company..........          100,800        4,173,120
Hershey Foods
  Corporation (b).............           30,500        2,146,285
Horizon Organic Holding
  Corporation (b).............            2,900           43,210
Kellogg Company (b)...........          117,500        3,626,050
Kimberly-Clark
  Corporation.................          152,164        9,175,489
Kroger Company (b)............          232,800        4,795,680
Longs Drug Stores
  Corporation.................           11,200          249,200
Nature's Sunshine
  Products, Inc. (b)..........            4,900           64,435
PepsiAmericas, Inc. (b) ......           45,200          544,660
PepsiCo, Inc. ................          505,370       25,313,983
Procter & Gamble
  Company.....................          376,600       30,760,688
Smucker (J.M.) Company (b)                7,000          224,140
SUPERVALU, Inc. ..............           38,400          947,712
Sysco Corporation.............          193,100        5,719,622
Tootsie Roll Industries, Inc..            9,997          383,285
Walgreen Company..............          293,400       10,644,552
Whole Foods Market,
  Inc. (b)....................           15,600          667,680
Wild Oats Markets, Inc. (b)               6,750           64,598
Wrigley (Wm.) Jr. Company                52,700        2,879,528
                                                    ------------
                                                     175,958,809
                                                    ------------

                         January 31, 2002 (unaudited)

Issuer                                 Shares            Value
------                                 ------            -----
Energy -- 0.7%
Anadarko Petroleum
  Corporation.................           72,085   $    3,541,536
Apache Corporation............           39,940        1,936,691
Cooper Cameron Corp. .........           15,600          663,468
Devon Energy Corporation.                44,872        1,670,136
EOG Resources, Inc. ..........           33,500        1,138,665
Equitable Resources, Inc. ....           18,500          568,690
Helmerich & Payne,
  Inc. (b)....................           14,700          446,880
Noble Affiliates, Inc. (b) ...           16,400          533,000
Rowan Companies, Inc.(b)                 27,300          492,219
Sunoco, Inc.                             22,800          879,168
                                                    ------------
                                                      11,870,453
                                                    ------------

Financials -- 23.2%
AFLAC, Inc. (b)...............          151,300        3,951,956
American Express
  Company.....................          384,200       13,773,570
American International
  Group, Inc..................          752,976       55,833,171
AmSouth Bancorporation.                 105,600        2,201,760
Aon Corporation...............           78,000        2,597,400
Bank of America
  Corporation.................          454,500       28,647,135
Bank One Corporation..........          337,385       12,651,938
Capital One Financial
  Corporation.................           62,300        3,125,591
Charter One Financial, Inc.              65,110        1,938,976
Chittenden Corporation........            9,276          255,090
Chubb Corporation.............           49,200        3,289,020
Cincinnati Financial
  Corporation.................           46,585        1,793,523
Comerica Incorporated ........           51,300        2,887,677
Edwards (A.G.), Inc. .........           22,787          968,675
Fannie Mae....................          288,900       23,386,455
Fifth Third Bancorp...........          166,737       10,546,115
First Tennessee National
  Corporation.................           36,700        1,252,204
FirstFed Financial Corp.(b).              5,000          130,550
Franklin Resources, Inc. .....           75,600        2,831,220
Freddie Mac...................          201,200       13,504,544
Golden West Financial ........           45,900        2,921,994
GreenPoint Financial
  Corporation (b).............           29,300        1,256,970
Hartford Financial
  Services Group (The) .......           68,700        4,547,253
Household International,
  Inc. .......................          132,646        6,796,781
Jefferson-Pilot
  Corporation (b).............           43,625        2,089,638
KeyCorp.......................          123,400        3,036,874
Lincoln National
  Corporation.................           54,400        2,801,600
Marsh & McLennan
  Companies, Inc. ............           79,850        8,132,723
MBIA, Inc. ...................           42,800        2,306,064
MBNA Corporation..............          246,850        8,639,750
Mellon Financial
  Corporation.................          135,600        5,207,040
Merrill Lynch & Co., Inc. ....          241,300       12,301,474
MGIC Investment
  Corporation.................           30,800        2,063,600
Moody's Corporation ..........           45,600        1,710,912
Morgan (J.P.) Chase & Co......          573,460       19,526,313
National City Corporation.              174,100        4,895,692
Northern Trust Corporation.              64,500        3,766,155
PNC Financial Services
  Group.......................           82,300        4,752,825
Progressive Corporation
  (The).......................           21,300        3,149,205
Providian Financial
  Corporation (b).............           82,800          318,780
Rouse Company.................           19,900          569,140
SAFECO Corporation............           37,000        1,131,830
Schwab (Charles)
  Corporation.................          396,000        5,690,520
St. Paul Companies, Inc. .....           60,564        2,707,211
State Street Corporation......           94,500        5,082,210
Stilwell Financial, Inc. .....           63,500        1,616,075
SunTrust Banks, Inc. (b)......           83,700        5,155,920
Synovus Financial
  Corporation.................           84,050        2,323,142
Torchmark Corporation ........           36,000        1,367,640
U.S. Bancorp..................          565,621       11,776,229
UnumProvident
  Corporation.................           69,800        1,975,340
USA Education, Inc. ..........           45,400        4,086,000

                         January 31, 2002 (unaudited)

Issuer                                 Shares            Value
------                                 ------            -----
Financials -- Continued
Value Line, Inc. .............            2,900   $      139,780
Wachovia Corporation .........          393,100       13,070,575
Washington Mutual, Inc........          281,004        9,644,057
Wells Fargo & Company.........          493,700       22,902,743
Wesco Financial Corporation               2,100          663,598
                                                    ------------
                                                     375,690,223
                                                    ------------

Health Care -- 12.1%
Allergan, Inc. ...............           38,100        2,543,175
Amgen, Inc. (b)...............          300,900       16,699,950
Applera Corp.-Applied
  Biosystems Group ...........           63,000        1,406,790
Baxter International, Inc.              171,000        9,546,930
Becton Dickinson and
  Company.....................           74,300        2,691,146
Biogen, Inc. .................           42,900        2,326,038
Biomet, Inc. (b) .............           77,700        2,508,933
Boston Scientific
  Corporation (b).............          116,300        2,613,261
CIGNA Corporation.............           41,900        3,854,800
Forest Laboratories, Inc.(b)             51,600        4,277,640
Guidant Corporation (b).......           88,900        4,271,645
Hillenbrand Industries, Inc.             18,100        1,036,949
Humana, Inc. (b) .............           49,200          612,540
Johnson & Johnson (b) ........          886,070       50,957,886
King Pharmaceuticals
  Inc. (b)....................           71,200        2,591,680
Manor Care, Inc. (b) .........           29,600          589,040
McKesson HBOC, Inc. ..........           82,320        3,169,320
MedImmune, Inc. (b) ..........           71,100        3,012,507
Medtronic, Inc. ..............          349,100       17,200,157
Merck & Co., Inc. ............          657,100       38,887,178
Mylan Laboratories, Inc. .               36,200        1,219,578
Oxford Health Plans, Inc.(b)             26,600          983,668
Quintiles Transnational
  Corp. (b)...................           34,700          555,894
Schering-Plough
  Corporation.................          422,400       13,677,312
St. Jude Medical, Inc. (b)....           25,200        1,998,360
Stryker Corporation (b) ......           56,600        3,324,684
Watson Pharmaceuticals (b)               30,900          905,370
Zimmer Holdings, Inc. ........           56,700        1,844,451
                                                    ------------
                                                     195,306,882
                                                    ------------
Industrials -- 5.8%
Airborne, Inc. (b)............           13,900          214,755
Alaska Air Group, Inc. (b)....            7,700          236,082
American Power
  Conversion (b)..............           56,400          856,716
AMR Corporation (b) ..........           44,500        1,109,830
Angelica Corporation .........            2,500           29,500
Apogee Enterprises, Inc. .....            8,000          117,600
AstroPower, Inc. (b) .........            4,200          160,860
Ault, Inc. (b) ...............            1,300            5,304
Automatic Data
  Processing, Inc. ...........          178,674        9,648,396
Avery Dennison
  Corporation.................           31,900        1,898,050
Baldor Electric Company.......            9,800          213,150
Banta Corporation.............            7,150          227,084
Block (H & R), Inc. ..........           52,900        2,447,154
Brady Corporation ............            6,100          224,480
Bright Horizons Family
  Solutions, Inc. (b) ........            3,700          103,600
Ceridian Corporation (b) .....           42,200          758,334
Cintas Corporation (b) .......           48,900        2,445,978
CLARCOR, Inc. ................            7,050          189,998
Consolidated Freightways
  Corporation (b).............            6,200           27,714
Cooper Industries, Inc. ......           27,100          986,440
CPI Corporation (b) ..........            2,300           36,110
Cummins, Inc. (b) ............           12,000          452,280
Deere & Company ..............           68,000        2,989,960
Delta Air Lines, Inc. ........           35,700        1,128,477
Deluxe Corporation ...........           19,200          883,392
DeVry, Inc. (b)...............           20,200          616,302
Dionex Corporation (b) .......            6,400          164,480
Donaldson Company, Inc. ......           12,800          473,728
Donnelley (R.R.) & Sons
  Company,....................           33,200          964,460
Ecolab, Inc. .................           36,900        1,578,951
Emerson Electric
Company (b) ..................          124,300        7,201,942
Fastenal Company..............           11,000          736,010
FedEx Corporation (b).........           86,200        4,616,010
GATX Corporation..............           14,000          406,000
Genuine Parts Company.........           49,800        1,768,896
Graco, Inc. ..................            8,912          342,666

                         January 31, 2002 (unaudited)

Issuer                                 Shares            Value
------                                 ------            -----
Industrials -- Continued
Grainger (W.W.), Inc. (b).....           27,100   $    1,471,530
Granite Construction
  Incorporated................           11,825          265,235
Harland (John H.)
  Company ....................            8,400          205,380
Herman Miller, Inc. ..........           22,000          546,480
HON Industries Inc. (b) ......           17,000          472,940
Hubbell Incorporated .........           14,160          424,942
Hunt Corporation .............            3,000           24,900
Illinois Tool Works, Inc......           87,500        6,245,750
IMCO Recycling, Inc. (b) .....            4,500           36,405
IMS Health, Inc. (b) .........           85,100        1,697,745
Interface, Inc. (b) ..........           12,800           69,120
Ionics, Inc. (b) .............            5,200          175,240
Isco, Inc. ...................            1,600           14,960
Kansas City Southern
  Industries, Inc. (b) .......           17,400          240,468
Kelly Services, Inc. .........            9,375          205,500
Lawson Products, Inc. ........            2,800           78,260
Masco Corporation ............          132,200        3,537,672
Merix Corporation (b) ........            3,950           74,695
Milacron, Inc. (b) ...........            9,800          142,590
Minnesota Mining and
  Manufacturing
  Company (b).................          114,300       12,664,440
Molex Incorporated ...........           28,546          872,080
National Service
  Industries, Inc ............           3,075           22,109
New England Business
  Service, Inc................            3,900           79,950
Nordson Corporation ..........            9,600          253,920
Norfolk Southern
  Corporation.................          111,400        2,512,070
Osmonics, Inc. (b) ...........            4,100           51,045
Paychex, Inc. ................          107,600        3,948,920
Pitney Bowes, Inc. ...........           70,700        2,956,674
Roadway Express, Inc. ........            5,600          224,840
Robert Half International,
  Inc. (b) ...................           50,800        1,331,976
Ryder System, Inc. ...........           17,500          437,150
Service Corporation
  International (b) ..........           84,000          428,400
Smith (A.O.) Corporation.                 4,300          106,511
Southwest Airlines Co. .......          220,662        4,179,338
Spartan Motors, Inc. (b) .....            3,300           24,750
Standard Register
  Company (b) ................            6,800          145,520
Steelcase, Inc. ..............            9,900          155,529
Tennant Company (b) ..........            2,600           91,884
Thomas & Betts
  Corporation (b) ............           16,800          327,600
Thomas Industries, Inc. ......            4,400          110,000
Toro Company .................            3,700          181,115
UAL Corporation (b) ..........           15,800          232,260
Watts Industries (b) .........            5,000           73,250
Yellow Corporation (b) .......            6,900          172,914
                                                    ------------
                                                      93,774,746
                                                    ------------

Information Technology -- 23.3%
3Com Corporation (b) .........          101,600          607,568
Adaptec, Inc. (b) ............           30,600          543,150
ADC Telecommunications,
  Inc. (b)....................          226,500        1,105,320
Advanced Micro Devices,
  Inc. (b)....................           98,500        1,580,925
Advent Software, Inc. (b) ....            9,800          528,710
Analog Devices, Inc. (b) .....          104,200        4,563,960
Andrew Corporation (b) .......           23,500          422,765
Apple Computer, Inc. (b) .....          101,700        2,514,024
Applied Materials, Inc. (b) ..          234,700       10,244,655
Arrow Electronics, Inc. (b)              28,900          888,964
Autodesk, Inc. ...............           15,900          651,900
Avnet, Inc. ..................           33,900          903,435
BMC Software, Inc. (b) .......           70,600        1,247,502
Borland Software
  Corporation (b) ............           18,900          321,300
Cisco Systems, Inc. (b) ......        2,102,000       41,577,560
Compaq Computer
  Corporation.................          492,588        6,083,462
Computer Associates
  International, Inc. ........          167,000        5,754,820
Compuware Corporation
  (b) ........................          107,800        1,466,080
Dell Computer
  Corporation (b) ............          755,900       20,749,455
Electronic Data Systems
  Corporation ................          137,400        8,602,614

                         January 31, 2002 (unaudited)

Issuer                                 Shares            Value
------                                 ------            -----
Information Technology -- Continued
EMC Corporation (b) .............       636,800   $   10,443,520
Gerber Scientific, Inc. (b) .....         6,400           62,016
Hewlett-Packard Company                 561,200       12,408,132
Hutchinson Technology
  Incorporated (b) ..............         7,200          159,480
Imation Corporation (b) .........        10,200          235,824
Intel Corporation ...............     1,944,100       68,121,264
Lexmark International
  Group, Inc. (b)................        37,400        2,077,570
LSI Logic Corporation (b)               106,300        1,762,454
Lucent Technologies,
  Inc. (b) ......................       986,200        6,449,748
Micron Technology, Inc.(b) ......       171,900        5,801,625
Microsoft Corporation (b) .......     1,541,300       98,196,223
Millipore Corporation ...........        13,800          741,060
National Semiconductor
  Corporation (b) ...............        50,500        1,424,605
Novell, Inc. (b) ................       104,400          546,012
Palm, Inc. (b) ..................       164,187          614,059
PeopleSoft, Inc. (b) ............        87,700        2,849,373
QRS Corporation (b) .............         4,300           57,921
Qualcomm, Inc. (b) ..............       221,500        9,774,795
Sapient Corporation (b) .........        36,500          200,750
Scientific-Atlanta, Inc. (b)             45,300        1,199,544
Solectron Corporation (b) .......       238,300        2,792,876
Sun Microsystems, Inc. (b)              944,600       10,163,896
Symantec Corporation (b)                 20,200        1,574,590
Tektronix, Inc. (b) .............        26,700          653,616
Tellabs, Inc. (b) ...............       118,800        1,836,648
Texas Instruments, Inc. .........       501,200       15,642,452
Waters Corporation ..............        37,800        1,307,880
Xerox Corporation (b) ...........       207,800        2,354,374
Xilinx, Inc. (b) ................        96,800        4,196,280
Yahoo! Inc. (b) .................       164,300        2,832,532
                                                    ------------
                                                     376,839,288
                                                    ------------

Materials -- 1.1%
Air Products & Chemicals,
  Inc.........................           66,400        3,071,000
Bemis Company, Inc. (b)                  15,300          771,732
Cabot Corporation ............           18,200          610,974
Calgon Carbon
  Corporation (b).............           11,300           89,835
Caraustar Industries, Inc.                7,600           62,320
Crown Cork & Seal
  Company, Inc. (b)...........           36,500          191,625
Engelhard Corporation ........           37,900        1,055,894
Fuller (H.B.) Company ........            8,200         222,0561
Lubrizol Corporation .........           14,800          493,580
MeadWestvaco Corp. ...........           57,412        1,853,259
Minerals Technologies, Inc.               5,700          267,957
Nucor Corporation ............           22,450        1,342,510
Praxair, Inc. ................           46,500        2,699,325
Rohm & Haas Company
  (b).........................           63,700        2,342,886
Sealed Air Corporation (b).              24,200        1,004,784
Sigma-Aldrich Corporation                21,300          890,766
Sonoco Products
  Company (b).................           27,545          731,320
Stillwater Mining
  Company (b).................           11,200          175,392
Trex Company, Inc. (b) .......            2,300           49,450
Worthington Industries, Inc.             24,700          365,066
                                                    ------------
                                                      18,291,731
                                                    ------------

Telecommunication Services -- 7.9%
AT&T Corporation..............        1,020,580       18,064,266
AT&T Wireless Services,
  Inc. (b)....................          733,187        8,431,650
BellSouth Corporation.........          540,900       21,636,000
Citizens Communications
  Company (b).................           81,167          812,482
SBC Communications, Inc.                975,928       36,548,504
Sprint Corporation ...........          257,100        4,550,670
Telephone and Data
  Systems, Inc. ..............           15,000        1,297,500
Verizon Communications........          779,722       36,140,114
                                                    ------------
                                                     127,481,186
                                                    ------------

Utilities -- 0.9%
AGL Resources, Inc. (b) ......           15,900          338,352
American Water Works, Inc.               29,000        1,248,450
Cascade Natural Gas
  Corporation ................            3,200           62,080
Cleco Corporation ............           13,000          269,490
Energen Corporation (b) ......            9,000          206,100
IDACORP, Inc. ................           10,800          408,672
KeySpan Corporation ..........           40,300        1,304,108

                         January 31, 2002 (unaudited)

Issuer                                 Shares            Value
------                                 ------            -----
Utilities -- Continued
Kinder Morgan, Inc. ..........           32,300   $    1,669,910
Madison Gas & Electric
  Company.....................            5,100          130,759
Mirant Corporation (b) .......          115,500        1,156,155
National Fuel Gas
  Company.....................           22,900          524,410
NICOR, Inc. ..................           13,000          528,320
NISource, Inc. ...............           59,800        1,243,840
Northwest Natural Gas
  Company.....................            7,300          190,895
Northwestern Corporation
  (b).........................            7,200          149,040
OGE Energy Corporation........           22,600          495,392
Peoples Energy Corporation               10,300          377,907
Potomac Electric Power
  Company.....................           31,600          705,944
Questar Corporation...........           23,600          565,220
Southern Union Company
  (b).........................           15,365          286,557
WGL Holdings .................           14,100          370,407
Williams Companies, Inc. .....          149,300        2,639,624
                                                  --------------
                                                      14,871,632
                                                  --------------

Total Investments (a)
  99.3% (cost
  $1,781,948,074).............                    $1,607,257,669
Other Assets, less
  liabilities--0.7%...........                        11,536,438
                                                  --------------
Net Assets--100.0%............                    $1,618,794,107
                                                  ==============

--------------------
(a) The aggregate cost for federal income tax purposes is $1,781,948,074, the aggregate gross unrealized appreciation is $155,921,418 and the aggregate gross unrealized depreciation is $330,611,823, resulting in net unrealized depreciation of $174,690,405.
(b)  Non-income producing security.

Copyright in the Domini 400 Social Index(SM) is owned by KLD Research & Analytics, Inc. and the Index is reproduced here by permission. No portion of the Index may be reproduced or distributed by any means or in any medium without the express written consent of the copyright owner.

                      See Notes to Financial Statements

Domini Social Index Portfolio

Statement of Assets and Liabilities

January 31, 2002 (unaudited)

ASSETS:
    Investments at value (Cost $1,781,948,074).........          $1,607,257,669
    Cash...............................................               9,858,033
    Receivable for securities sold.....................               3,825,941
    Dividends receivable...............................               1,955,494
                                                                 --------------
           Total assets................................           1,622,897,137
                                                                 --------------

LIABILITIES:
    Payable for securities purchased...................               3,786,153
    Accrued expenses (Note 2)..........................                 316,877
                                                                 --------------
           Total liabilities...........................               4,103,030
                                                                 --------------

NET ASSETS APPLICABLE TO INVESTORS'
  BENEFICIAL INTERESTS.................................          $1,618,794,107
                                                                 ==============

                      See Notes to Financial Statements

Domini Social Index Portfolio

Statement of Operations

Six Months Ended January 31, 2002 (unaudited)

INVESTMENT INCOME
   Dividends.......................................                        $  9,673,797

EXPENSES
   Management fee (Note 2).........................       $    1,619,561
   Custody fees (Note 3)...........................               54,628
   Professional fees...............................               83,502
   Trustee fees....................................               18,007
   Miscellaneous...................................               26,354
                                                          --------------
   Total expenses..................................            1,802,052
   Fees paid indirectly (Note 3)...................              (43,263)
                                                          --------------
   Net expenses....................................                           1,758,789
                                                                           ------------

NET INVESTMENT INCOME..............................                           7,915,008
Net realized gain on investments
   Proceeds from sales.............................       $  138,590,006
   Cost of securities sold.........................         (153,574,914)
                                                          --------------
      Net realized loss on investments.............                         (14,984,908)

Net changes in unrealized appreciation/(depreciation)
 of investments
   Beginning of period.............................       $  (86,402,722)
   End of period...................................         (174,690,405)
                                                          --------------
      Net change in unrealized appreciation........                         (88,287,683)
                                                                           ------------

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.................................                        $(95,357,583)
                                                                           ============

                     See Notes to Financial Statements

Domini Social Index Portfolio

Statements of Changes in Net Assets

                                                                   Six Months
                                                                     Ended
                                                                January 31, 2002     Year Ended
                                                                   (unaudited)      July 31, 2001
                                                                ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
    Net investment income.....................................  $     7,915,008   $   14,303,501
    Net realized gain/(loss) on investments...................      (14,984,908)     118,452,105
    Net change in unrealized appreciation/(depreciation) of
     investments..............................................      (88,287,683)    (478,655,424)
                                                                ---------------   ---------------
       Net Increase/(Decrease) in Net Assets Resulting from
        Operations............................................      (95,357,583)    (345,899,818)
                                                                ---------------   ---------------
Transactions in Investors'Beneficial Interest:
    Additions.................................................      144,089,166      480,587,065
    Reductions................................................     (158,942,553)    (379,303,886)
                                                                ---------------   ---------------
       Net Increase/(Decrease) in Net Assets from
         Transactions in Investors'Beneficial Interests.......      (14,853,387)     101,283,179
                                                                ---------------   ---------------
           Total Increase/(Decrease) in Net Assets............     (110,210,970)    (244,616,639)
NET ASSETS:
    Beginning of period.......................................    1,729,005,077    1,973,621,716
                                                                ---------------   ---------------
    End of period.............................................  $ 1,618,794,107   $1,729,005,077
                                                                ===============   ===============
=================================================================================================

Financial Highlights

                            Six Months
                              Ended                            Year Ended July 31,
                         January 31, 2002   ---------------------------------------------------------
                           (unaudited)       2001       2000        1999         1998          1997
                         ----------------   ------     ------      ------       ------        ------
Net assets (in millions)..      $1,619     $1,729      $1,974       $1,347        $642        $292
Ratio of net investment
  income to average net
  assets (annualized).....        0.98%      0.78%       0.70%(1)     0.84%(1)    1.05%(2)    1.34%
Ratio of expenses to
  average net assets
  (annualized) ...........        0.22%(3)   0.22%(3)    0.24%(1)(3)  0.24%(1)(3) 0.24%(2)(3) 0.29%(3)
Portfolio turnover rate...           7%        19%          9%           8%          5%          1%
-----------------------------------------------------------------------------------------------------

(1) Reflects an expense reimbursement and fee waiver by the Manager of 0.002% and 0.01% for the years ended July 31, 2000 and 1999, respectively. Had the Manager not waived its fee and reimbursed expenses, the annualized ratios of net investment income and expenses to average net assets for the year ended July 31, 2000, would have been 0.70% and 0.24%, respectively, and for the year ended July 31, 1999, would have been 0.83% and 0.25%, respectively.
(2) Reflects a waiver of 0.01% of fees by the Manager due to limitations set forth in the Management Agreement. Had the Manager not waived its fees, the ratios of net investment income and expenses to average net assets for the year ended July 31, 1998, would have been 1.04% and 0.25%, respectively.
(3) Ratio of expenses to average net assets for the six months ended January 31, 2002, and the years ended July 31, 2001, 2000, 1999, 1998 and 1997, include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.21%, 0.21%, 0.21%, 0.20%, 0.20% and 0.25% for the six months ended January 31, 2002, and the years ended July 31, 2001, 2000, 1999, 1998 and 1997, respectively.

                        See Notes to Financial Statements

Domini Social Index Portfolio

Notes to Financial Statements

January 31, 2002 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.

Domini Social Index Portfolio is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 7, 1989. The Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social IndexSM, which is a common stock index developed and maintained by KLD Research & Analytics, Inc. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio. The Portfolio commenced operations effective on August 10, 1990, and began investment operations on June 3, 1991.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Portfolio's significant accounting policies.

     (A) Valuation of Investments: The Portfolio values securities at the last reported sale price provided by independent pricing services, or at the last reported bid price if no sales are reported. In the absence of readily available market quotations, securities are valued at fair value determined in accordance with procedures adopted by the Board of Trustees.

     (B) Dividend Income: Dividend income is recorded on the ex-dividend date.

     (C) Federal Taxes: The Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

                          January 31, 2002 (unaudited)

     (D) Other: Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

2. TRANSACTIONS WITH AFFILIATES.

     (A) Manager. Domini Social Investments LLC (DSIL) is registered as an investment adviser under the Investment Advisers Act of 1940. The services provided by DSIL consist of investment supervisory services, overall operational support and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, DSIL receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20%.

     (B) Submanager. SSgA Funds Management, Inc. provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. SSgA does not determine the composition of the Domini 400 Social Index(SM).

3. INVESTMENT TRANSACTIONS.

Cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, for the six months ended January 31, 2002, aggregated $117,989,737 and $138,590,006, respectively.
Custody fees of the Portfolio were reduced by $43,263, which was compensation for uninvested cash left on deposit with the custodian.

Domini Institutional Social Equity Fund

Statement of Assets and Liabilities

January 31, 2002 (unaudited)

ASSETS:
   Investment in Domini Social Index Portfolio,
      at value (Note 1) ...................................       $383,929,939
   Receivable for fund shares sold ........................                800
                                                                  ------------
      Total assets ........................................        383,930,739
                                                                  ------------

LIABILITIES:
   Accrued expenses .......................................             30,065
                                                                  ------------

NET ASSETS ................................................       $383,900,674
                                                                  ============

NET ASSETS CONSIST OF:
   Paid-in capital ........................................       $453,332,370
   Undistributed net investment income ....................            449,055
   Accumulated net realized gain from Portfolio ...........          5,375,221
   Net unrealized depreciation from Portfolio .............        (75,255,972)
                                                                  ------------
                                                                  $383,900,674
                                                                  ============
Shares outstanding ........................................         23,046,494
                                                                  ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE ($383,900,674 [divide] 23,046,494) ...........             $16.66
                                                                        ======

                       See Notes to Financial Statements

Domini Institutional Social Equity Fund

Statement of Operations

Six Months Ended January 31, 2002 (unaudited)

INCOME:
   Investment income from Portfolio .......................       $  2,337,406
   Expenses from Portfolio ................................           (424,684)
                                                                  ------------
      Net investment income from Portfolio ................       $  1,912,722
                                                                  ------------

EXPENSES:
   Sponsor fee (Note 2) ...................................            488,545
   Trustee fees ...........................................              1,990
   Printing ...............................................              6,044
   Professional fees ......................................             41,690
   Transfer Agent fees ....................................              3,831
   Accounting fees ........................................              5,250
   Miscellaneous ..........................................             13,178
                                                                  ------------
      Total Expenses ......................................            560,528
      Expenses reimbursed and fees waived (Note 2) ........           (398,545)
                                                                  ------------
      Expenses, net of reimbursement and waiver ...........            161,983
                                                                  ------------
NET INVESTMENT INCOME .....................................          1,750,739
                                                                  ------------

NET REALIZED AND UNREALIZED LOSS FROM PORTFOLIO:
   Net realized loss from Portfolio .......................         (3,571,717)
   Net change in unrealized depreciation from Portfolio ...        (20,019,893)
                                                                  ------------
   Net realized and unrealized loss from Portfolio ........        (23,591,610)
                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......       $(21,840,871)
                                                                  ============

                       See Notes to Financial Statements

Domini Institutional Social Equity Fund

Statements of Changes in Net Assets

                                                        Six Months Ended
                                                        January 31, 2002    Year Ended
                                                           (unaudited)     July 31, 2001
                                                        ----------------   -------------
INCREASE/(DECREASE) IN NET ASSETS:
From Operations:
   Net investment income ............................     $  1,750,739    $   2,992,779
   Net realized gain/(loss) from Portfolio ..........       (3,571,717)      27,648,090
   Net change in unrealized depreciation
      from Portfolio ................................      (20,019,893)    (109,952,470)
                                                          ------------    -------------
         Net Decrease in Net Assets Resulting
            from Operations .........................      (21,840,871)     (79,311,601)
                                                          ------------    -------------
Distributions and Dividends:
   Dividends to shareholders from net investment
      income ........................................       (2,173,918)      (2,591,665)
   Distributions to shareholders from net
      realized gain .................................      (17,159,534)     (10,594,196)
                                                          ------------    -------------
         Net Decrease in Net Assets from Dividends
            and Distributions........................      (19,333,452)     (13,185,861)
                                                          ------------    -------------
Capital Share Transactions:
   Proceeds from sale of shares .....................       23,278,399      139,437,853
   Net asset value of shares issued in reinvestment
      of dividends and distributions ................       18,094,068       11,997,951
   Payments for shares redeemed .....................      (32,309,269)    (105,991,227)
                                                          ------------    -------------
         Net Increase in Net Assets from Capital
            Share Transactions ......................        9,063,198       45,444,577
                                                          ------------    -------------
               Total Increase in Net Assets .........      (32,111,125)     (47,052,885)
NET ASSETS:
   Beginning of period ..............................      416,011,799      463,064,684
                                                          ------------    -------------
   End of period (including undistributed net
      investment income of $449,055 and $872,234,
      respectively) .................................     $383,900,674    $ 416,011,799
                                                          ============    =============
OTHER INFORMATION
Share Transactions:
   Sold .............................................        1,427,086        7,135,719
   Issued in reinvestment of dividends
      and distributions .............................        1,080,766          619,485
   Redeemed .........................................       (1,907,489)      (5,312,708)
                                                          ------------    -------------
   Net increase .....................................          600,363        2,442,496
                                                          ============    =============

                       See Notes to Financial Statements

Domini Institutional Social Equity Fund

Financial Highlights

                                    Six Months Ended                      Year Ended July 31,
                                    January 31, 2002 ------------------------------------------------------------------
                                       (unaudited)     2001         2000           1999           1998           1997
                                    ---------------- --------     --------       --------       --------       --------
For a share outstanding
   for the period:
Net asset value, beginning
   of period.................            $18.53       $23.15       $21.50         $17.87         $14.71         $ 9.60
                                         ------       ------       ------         ------         ------         ------
Income/(loss) from investment
   Operations:
    Net investment income                  0.08         0.14         0.12           0.14           0.15           0.13
     Net realized and unrealized
        gain/(loss) on
        investments..........             (1.10)       (4.14)        1.79           3.95           3.17           5.11
                                         ------       ------       ------         ------         ------         ------
Total income/(loss) from
   investment operations ....             (1.02)       (4.00)        1.91           4.09           3.32           5.24
                                         ------       ------       ------         ------         ------         ------
Less dividends and distributions:
     Dividends to shareholders
        from net investment
        income...............             (0.10)       (0.12)       (0.12)         (0.14)         (0.13)         (0.13)
     Distributions to shareholders
        from net realized gain            (0.75)       (0.50)       (0.14)         (0.32)         (0.03)         (0.00)(1)
                                         ------       ------       ------         ------         ------         ------
Total dividends and distributions         (0.85)       (0.62)       (0.26)         (0.46)         (0.16)         (0.13)
                                         ------       ------       ------         ------         ------         ------
Net asset value, end of period           $16.66       $18.53       $23.15         $21.50         $17.87         $14.71
                                         ======       ======       ======         ======         ======         ======
Total return.................             (5.51)%     (17.37)%       8.85%         23.12%         22.74%          54.9%
Ratios/supplemental data
(annualized):
     Net assets, end of
        year (in millions)...            $  384       $  416       $  463         $  219         $  116         $   74
     Ratio of net investment
        income to average
        net assets...........              0.90%(2)     0.69%(2)     0.60%(2)(3)    0.75%(2)(3)    0.96%(2)(3)    1.25%(4)
     Ratio of expenses to
        average net assets...              0.30%(2)     0.30%(2)     0.30%(2)(3)    0.30%(2)(3)    0.30%(2)(3)    0.37%(4)

-------------------------------------------------------------------------------
(1) Distribution was less than $0.005.
(2) Reflects a waiver of fees and expenses paid by the Sponsor of the Fund due to limitations set forth in the Sponsorship Agreement. Had the Sponsor not waived its fees and reimbursed expenses, the ratios of net investment income and expenses to average net assets would have been 0.69% and 0.51%, respectively, for the six months ended January 31, 2002, 0.49% and 0.50%, respectively, for the year ended July 31, 2001, 0.39% and 0.51%, respectively, for the year ended July 31, 2000, 0.48% and 0.56%, respectively, for the year ended July 31, 1999, and 0.65% and 0.61%, respectively, for the year ended July 31, 1998.
(3) Reflects a waiver of fees by the Manager of the Portfolio. Had the Manager not waived its fees, the ratios of net investment income and expenses to average net assets would have been 0.50% and 0.43%, respectively, for the year ended July 31, 2000, 0.58% and 0.52%, respectively, for the year ended July 31, 1999, and 0.47% and 0.57%, respectively, for the year ended July 31, 1998.
(4) Total expenses include amounts paid by the Sponsor in excess of expense payment and sponsor fees. Had these amounts not been paid by the Sponsor, the ratio of net investment income and expenses to average net assets would have been 0.50% and 0.65%.

                     See Notes to Financial Statements

Domini Institutional Social Equity Fund

Notes to Financial Statements

Six Months Ended January 31, 2002 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.

Domini Institutional Social Equity Fund is a series of the Domini Institutional Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund invests substantially all of its assets in the Domini Social Index Portfolio, a no-load, diversified, open-end management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 23.7% at January 31, 2002). The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund commenced operations on May 30, 1996.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

     (A) Valuation of Investments. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     (B) Investment Income and Dividends to Shareholders. The Fund earns income daily, net of Portfolio expenses, on its investments in the Portfolio. Dividends to shareholders are usually declared and paid quarterly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually.

     (C) Federal Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

           Domini Institutional Social Equity Fund / Notes to Financial
                          Statements--(Continued)
                       January 31, 2002 (unaudited)

     (D) Other. All net investment income and realized and unrealized gains and losses of the Portfolio are allocated daily pro rata among the Fund and the other investors in the Portfolio.

2. TRANSACTIONS WITH AFFILIATES.

     (A) Manager. The Portfolio has retained Domini Social Investments LLC
(DSIL) to serve as investment manager and administrator. The services provided by DSIL consist of investment supervisory services, overall operational support and administrative services, including the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, DSIL receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets.

     (B) Submanager. SSgA Funds Management, Inc. provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. SSgA does not determine the composition of the Domini 400 Social Index(SM).

     (C) Sponsor. Pursuant to a Sponsorship Agreement, DSIL provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by DSIL to the Portfolio under the Management Agreement, DSIL answers questions from the general public and the media regarding the composition of the Index and the securities holdings of the Portfolio. For these services and facilities, DSIL receives fees computed and paid monthly from the Fund at an annual rate equal to 0.25% of the average daily net assets of the Fund. DSIL is contractually waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.30% of the average daily net assets of the Fund until November 30, 2002. For the year ended January 31, 2002, DSIL waived its sponsorship fee and reimbursed expenses in the amount of $398,545.

3. INVESTMENT TRANSACTIONS.

Additions and reductions in the Fund's investment in the Portfolio for the year ended January 31, 2002 aggregated $27,244,150 and $33,779,950, respectively.

Domini Social Investments LLC

P.O. Box 60494
King of Prussia, PA 19406-0494
800-582-6757
www.domini.com

Portfolio Investment Manager
and Fund Sponsor:

Domini Social Investments LLC
536 Broadway, 7th Floor
New York, NY 10012

Custodian:

Investors Bank &
Trust Company
Boston, MA

Distributor:

DSIL Investment Services LLC
536 Broadway, 7th Floor
New York, NY 10012
800-582-6757

Portfolio Investment
Submanager:

SSgA Funds Management, Inc.
Boston, MA

Legal Counsel:

Bingham Dana LLP
Boston, MA

Transfer Agent:

PFPC Inc.
King of Prussia, PA

CUSIP# 257131102

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